UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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GX ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

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GX ACQUISITION CORP.

1325 Avenue of the Americas, 25th Floor
New York, NY 10019

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 14, 2021

To the Stockholders of GX Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of GX Acquisition Corp., a Delaware corporation (“we”, “us”, “our” or the “Company”), will be held on May 14, 2021 at 10:30 a.m. Eastern Time, via live webcast at the following address https://www.cstproxy.com/gxacquisitioncorp/ex2021. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person. The accompanying proxy statement (the “Proxy Statement”), is dated April 14, 2021, and is first being mailed to stockholders of the Company on or about that date. You are cordially invited to attend the Special Meeting for the following purposes:

•        Proposal No. 1 — The “Extension Amendment Proposal” — to consider and vote upon a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) effectuate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination and (3) redeem 100% of the Company’s Class A common stock (“Class A common stock”) included as part of the units sold in the Company’s initial public offering that was consummated on May 23, 2019 (the “IPO”), from May 23, 2021 to July 31, 2021 (the “Extension” and such date, the “Extended Date”); and

•        Proposal No. 2 — The “Adjournment Proposal” — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote (the “Adjournment Proposal”).

Only holders of record of shares of Class A common stock and shares of Class B common stock of the Company, par value $0.0001 per share (“Class B common stock”), at the close of business on March 23, 2021 are entitled to notice of the Special Meeting and to vote at the Special Meeting and any adjournments or postponements of the Special Meeting. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

As previously disclosed on January 8, 2021, the Company entered into a Merger Agreement and Plan of Reorganization (the “Merger Agreement”) with the Company, Alpha First Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“First Merger Sub”), Alpha Second Merger Sub, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of the Company (“Second Merger Sub”), and Celularity Inc., a Delaware corporation (“Celularity”), pursuant to which (a) First Merger Sub will merge with and into Celularity (the “First Merger”) with Celularity surviving the First Merger as a wholly owned subsidiary of the Company, and (b) immediately following the First Merger and as part of the same overall transaction as the First Merger, Celularity will merge with and into Second Merger Sub (the “Second Merger”), with Second Merger Sub being the surviving entity of the Second Merger.

The purpose of the Extension Amendment is to allow us more time to complete our previously announced proposed business combination with Celularity (the “Celularity Business Combination”) in case such additional time is needed. The Charter provides that we have until May 23, 2021 to complete our initial business combination. While we have entered into the Merger Agreement with respect to the Celularity Business Combination, our board of directors (our “board”) currently believes that there may not be sufficient time before May 23, 2021 to hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with the Celularity Business Combination and consummate the closing of the Celularity Business Combination. Accordingly, our board believes that in order for our stockholders to evaluate the Celularity Business Combination and for us to be able to potentially consummate the Celularity Business Combination, we may need to obtain the Extension. However, if we are able to consummate the Celularity Business Combination before the Special Meeting, we will not hold the Special Meeting. In the event that the Company consummates the Celularity Business Combination prior to the Special Meeting, the Company will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the consummation of the Celularity Business Combination and the cancellation of the Special Meeting.

Pursuant to our Charter, we are providing the holders of shares of Class A common stock originally sold as part of the units issued in our initial public offering (the “IPO” and such holders, the “public stockholders”) with the opportunity to redeem, in connection with the Extension Amendment Proposal, their Class A common stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares (as defined in the accompanying Proxy Statement) (and which election we refer to as the “Election”). Public stockholders may elect to redeem their shares whether or not they are holders as of the record date and whether or not they vote “FOR” the Extension Amendment Proposal. Public stockholders who do not elect to redeem their shares would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. Notwithstanding the foregoing redemption rights, a public stockholder, together with any of his, her or its affiliates or any other person with whom he, she or it is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the outstanding shares of Class A common stock sold in the IPO. Holders of the Company’s outstanding warrants sold in the IPO, which are exercisable for shares of Class A common stock under certain circumstances, do not have redemption rights in connection with the Celularity Business Combination. Our Sponsor, officers and directors have agreed to waive their redemption rights in connection with the consummation of the Celularity Business Combination with respect to any shares of Class B common stock they hold and any public shares they may have acquired during or after the IPO. Shares of Class B common stock will be excluded from the pro rata calculation used to determine the per share redemption price. Currently, our Sponsor, officers and directors own approximately 20% of our outstanding issued and outstanding shares of common stock, including all of the shares of Class B common stock.

In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a public stockholder does not elect to redeem their shares, they will retain the right to vote on any proposed initial business combination in the future, including the Celularity Business Combination, if applicable, and the right to redeem their public shares then held by them for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account, which holds the proceeds of the IPO, as of two business days prior to the consummation of the initial business combination, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes and for working capital purposes, upon the consummation of the initial business combination.

We are not asking you to vote on any proposed business combination, including the Celularity Business Combination, at this time. We have filed a separate proxy statement/prospectus pursuant to which we will seek approval of the Celularity Business Combination, among other things, at a separate special meeting. If the Extension is not approved, we may not be able to consummate the Celularity Business Combination. We urge you to vote at the Special Meeting regarding the Extension. In addition, if you elect to redeem your shares at this time in connection with the Extension, sufficient cash amounts may not remain in the Trust Account to permit the Company to satisfy the closing condition to the Celularity Business Combination that the Company’s shares of Class A common stock be listed on the Nasdaq Capital Market.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Consequently, we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by May 23, 2021 as contemplated by our IPO prospectus and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses) by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporate Law (“DGCL”) to provide for claims of creditors and other requirements of applicable law.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the Company complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the Company, a 90-day period during which the Company may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

The approval of the Extension Amendment Proposal requires the affirmative vote of holders of at least 65% of the issued and outstanding shares of common stock on the record date. The approval of the Extension Amendment Proposal is essential to the implementation of our board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) consummate the Celularity Business Combination.

You are not being asked to vote on the Celularity Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Celularity Business Combination, you will retain the right to vote on the Celularity Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Celularity Business Combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

The board has unanimously determined that the Extension Amendment Proposal and the Adjournment Proposal are advisable and recommends that you vote “FOR” Extension Amendment Proposal and “FOR” the Adjournment Proposal.

Your attention is directed to the proxy statement accompanying this notice for a more complete description of each of our proposals. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please call our proxy solicitor, Morrow Sodali LLC, at (800) 662-5200; banks and brokers can call collect at (203) 658-9400.

By Order of the Board of Directors
April 14, 2021
/s/ Jay R. Bloom
Jay R. Bloom
Co-Chairman and Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal.

GX ACQUISITION CORP.

1325 Avenue of the Americas, 25th Floor
New York, NY 10019

SPECIAL MEETING
TO BE HELD ON MAY 14, 2021

PROXY STATEMENT

The Special Meeting (the “Special Meeting”) of GX Acquisition Corp. (“we”, “us”, “our” or the “Company”) will be held on May 14, 2021 at 10:30 a.m. Eastern Time via live webcast at the following address https://www.cstproxy.com/gxacquisitioncorp/ex2021, for the sole purpose of considering and voting upon the following proposals:

•        Proposal No. 1 — The “Extension Amendment Proposal” — to consider and vote upon a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) effectuate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem 100% of the Company’s Class A common stock (“Class A common stock”) included as part of the units sold in the Company’s initial public offering that was consummated on May 23, 2019 (the “IPO”), from May 23, 2021 to July 31, 2021 (the “Extension” and such date, the “Extended Date”); and

•        Proposal No. 2 — The “Adjournment Proposal” — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote (the “Adjournment Proposal”).

As previously disclosed on January 8, 2021, the Company entered into a Merger Agreement and Plan of Reorganization (the “Merger Agreement”) by and among the Company, Alpha First Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“First Merger Sub”), Alpha Second Merger Sub, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of the Company (“Second Merger Sub”), and Celularity Inc., a Delaware corporation (“Celularity”), pursuant to which (a) First Merger Sub will merge with and into Celularity (the “First Merger”) with Celularity surviving the First Merger as a wholly owned subsidiary of the Company, and (b) immediately following the First Merger and as part of the same overall transaction as the First Merger, Celularity will merge with and into Second Merger Sub (the “Second Merger”), with Second Merger Sub being the surviving entity of the Second Merger.

The purpose of the Extension Amendment is to allow us more time to complete our previously announced proposed business combination with Celularity (the “Celularity Business Combination”) in case such additional time is needed. The Charter provides that we have until May 23, 2021 to complete our initial business combination. While we have entered into the Merger Agreement with respect to the Celularity Business Combination, our board of directors (our “board”) currently believes that there may not be sufficient time before May 23, 2021 to hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with the Celularity Business Combination and consummate the closing of the Celularity Business Combination. Accordingly, our board believes that in order for our stockholders to evaluate the Celularity Business Combination and for us to be able to potentially consummate the Celularity Business Combination, we may need to obtain the Extension. However, if we are able to consummate the Celularity Business Combination before the Special Meeting, we will not hold the Special Meeting. In the event that the Company consummates the Celularity Business Combination prior to the Special Meeting, the Company will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the consummation of the Celularity Business Combination and the cancellation of the Special Meeting.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Consequently, we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

In connection with the Extension Amendment Proposal, stockholders may elect to redeem their Class A common stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of shares of then outstanding Class A common stock included as part of the units sold in the IPO (including any shares of common stock issued in exchange thereof, the “public shares”), and which election we refer to as the “Election”. An Election can be made regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by public stockholders who do not vote in person online or by proxy, or do not instruct their broker or bank how to vote, at the Special Meeting. Holders of public shares (the “public stockholders”) may make an Election regardless of whether such public stockholders were holders as of the record date. Public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a public stockholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future, including the Celularity Business Combination, if applicable, and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed business combination, including the Celularity Business Combination, if applicable, is completed. We are not asking you to vote on any proposed business combination, including the Celularity Business Combination, at this time. We urge you to vote at the Special Meeting regarding the Extension.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $291.8 million that was in the Trust Account as of February 28, 2021. In such event, we may need to obtain additional funds to complete the Celularity Business Combination or any other initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by May 23, 2021, as contemplated by our IPO prospectus and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses) by (B) the total number of then outstanding public shares, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporate Law (“DGCL”) to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B common stock (the “Class B common stock” and, together with the public shares, the “shares” or “common stock”), GX Sponsor LLC. (our “Sponsor”), will not receive any monies held in the Trust Account as a result of its ownership of the Class B common stock.

Based upon the amount in the Trust Account as of February 28, 2021, which was approximately $291.8 million, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.15 at the time of the Special Meeting. The closing price of the public shares on the Nasdaq Capital Market (“Nasdaq”) on April 13, 2021, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.10. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the Company complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the Company, a 90-day period during which the Company may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

If the Extension Amendment Proposal is approved, the approval of the Extension Amendment Proposal will constitute consent for us to (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares and (2) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any initial business combination, including the Celularity Business Combination, if applicable, through the Extended Date if the Extension Amendment Proposal is approved.

Our board has fixed the close of business on March 23, 2021 as the record date for determining our stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 28,750,000 common stock outstanding, of which 28,750,000 were public shares and 7,187,500 were Class B common stock. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of up to $30,000 plus Morrow’s out-of-pocket expenses. We will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. We also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of public shares for their expenses in forwarding soliciting materials to beneficial owners public shares and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

This Proxy Statement is dated April 14, 2021 and is first being mailed to stockholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Q:     Why am I receiving this Proxy Statement?

A:     We are a blank check company formed under the laws of the State of Delaware on August 24, 2018 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses. On May 23, 2019, we consummated our IPO from which we derived gross proceeds of $287,500,000. Like many blank check companies, our Charter provides for the return of the funds held in trust to the holders of common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, May 23, 2021). Our board has determined that it is in the best interests of our stockholders to extend the date that we have to consummate a business combination to the Extended Date in order to allow our stockholders to evaluate the Celularity Business Combination and for us to be able to potentially consummate the Celularity Business Combination, and is submitting these proposals to our stockholders to vote upon.

Q:     What is being voted on?

A:     You are being asked to vote on:

•        a proposal to amend our Charter to extend the date by which we have to consummate our initial business combination from May 23, 2021 to July 31, 2021;

•        a proposal to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.

The approval of the Extension Amendment Proposal is essential to the implementation of our board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) consummate the Celularity Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

We are not asking you to vote on any proposed business combination, including the Celularity Business Combination, at this time. We have filed a separate proxy statement/prospectus pursuant to which we will seek approval of the Celularity Business Combination, among other things, at a separate special meeting. If the Extension is not approved, we may not be able to consummate the Celularity Business Combination. We urge you to vote at the Special Meeting regarding the Extension.

If the Extension Amendment Proposal is approved, the approval of the Extension Amendment Proposal will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating a business combination on or before the Extended Date.

We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $291.8 million that was in the Trust Account as of February 28, 2021.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by May 23, 2021, as contemplated by our IPO prospectus and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses) by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B common stock, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the Class B common stock.

Q:     Why is the Company proposing the Extension Amendment Proposal?

A:     Our Charter provides for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before May 23, 2021. As we explain below, we may not be able to complete an initial business combination by that date.

We are asking for an extension of this timeframe in order to complete the Celularity Business Combination. While we have entered into the Merger Agreement with respect to the Celularity Business Combination, our board currently believes that there may not be sufficient time before May 23, 2021 to hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with the Celularity Business Combination and consummate the closing of the Celularity Business Combination.

Accordingly, in order for our stockholders to be able to evaluate the Celularity Business Combination and for us to be able to potentially consummate the Celularity Business Combination, we may need to obtain the Extension. Our board is proposing the Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (1) consummate our initial business combination, (2) cease our operations except for the purpose of winding up if we fail to complete such business combination, and (3) redeem all the public shares, from May 23, 2021 to July 31, 2021. However, if we are able to consummate the Celularity Business Combination before the Special Meeting, we will not hold the Special Meeting.

Q:     Why should I vote “FOR” the Extension Amendment Proposal?

A:     Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before May 23, 2021, we will provide our public stockholders with the opportunity to redeem all or a portion of their common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding public shares. We believe that this provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Charter.

Our board believes, however, that stockholders should have an opportunity to evaluate the Celularity Business Combination, and if approved by our stockholders, the Company should have an opportunity to consummate the Celularity Business Combination. Accordingly, our board is proposing the Extension Amendment to extend the date by which we have to complete our initial business combination until the Extended Date and to allow for the Election. The Extension would give us the opportunity to hold a stockholder vote for the approval of the Celularity Business Combination, and if approved by our stockholders, consummate the Celularity Business

Combination. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future, including the Celularity Business Combination, if applicable, and the right to redeem your public shares in connection with such initial business combination.

Our board recommends that you vote in favor of the Extension Amendment Proposal.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by our stockholders, our board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If presented, our board recommends that you vote in favor of the Adjournment Proposal.

Q:     When would the board abandon the Extension?

A:     We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Q:     How do the Company insiders intend to vote their shares?

A:     Our Sponsor, officers and directors own 7,187,500 shares of Class B common stock. As of the record date, our Sponsor, officers and directors beneficially own an aggregate of approximately 20% of the outstanding common stock.

The Class B common stock carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, directors and executive officers that they intend to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.

Our Sponsor, directors, officers, advisors or their affiliates may purchase public shares or public warrants in privately negotiated transactions or in the open market either prior to or following the completion of our initial business combination. There is no limit on the number of shares our Sponsor, directors, officers, advisors or their affiliates may purchase in such transactions, subject to compliance with applicable law and Nasdaq rules. However, they have no current commitments, plans or intentions to engage in such transactions (whether before or after the time we would obtain stockholder approval of the Extension Amendment Proposal and the Adjournment Proposal) and have not formulated any terms or conditions for any such transactions. If they engage in such transactions, they will not make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller of such public shares or if such purchases are prohibited by Regulation M under the Exchange Act. If our Sponsor, directors, officers, advisors or their affiliates engage in such transactions and disclose material nonpublic information to such sellers, they would expect to enter into non-disclosure agreements with such sellers that prohibits the further dissemination of any disclosed material nonpublic information. We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements. None of the funds held in the Trust Account will be used to purchase public shares or public warrants in such transactions prior to approval of the Extension Amendment Proposal and the Adjournment Proposal. Such a purchase could include a contractual acknowledgement that such stockholder, although still the record holder of such public shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights, and could include a contractual provision that directs such stockholder to vote such shares in a manner directed by the purchaser.

Although our Sponsor, directors, officers, advisors and their affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions, if those current commitments, plans or intentions change, the purpose of any such purchases of shares could be to vote such shares in favor of the Extension Amendment Proposal and the Adjournment Proposal

and thereby increase the likelihood of obtaining stockholder approval of the Extension Amendment Proposal and the Adjournment Proposal. The purpose of any such purchases of public warrants could be to reduce the number public warrants outstanding or to vote such warrants on any matters submitted to the warrantholders for approval in connection with the Extension Amendment Proposal and the Adjournment Proposal. Any such purchases of our securities may result in the approval of the Extension Amendment Proposal and the Adjournment Proposal that may not otherwise have been possible. In addition, if such purchases are made, the public “float” of the shares of Class A common stock or warrants may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Although our Sponsor, directors, officers, advisors and their affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions, if those current commitments, plans or intentions change, our Sponsor, officers, directors and/or their affiliates may identify the stockholders with whom our Sponsor, officers, directors or their affiliates may pursue privately negotiated purchases by either the stockholders contacting us directly or by our receipt of redemption requests submitted by stockholders following our mailing of proxy materials in connection with the Extension Amendment Proposal and the Adjournment Proposal. To the extent that our Sponsor, officers, directors, advisors or their affiliates enter into a private purchase, they would identify and contact only potential selling stockholders who have expressed their election to redeem their shares for a pro rata share of the Trust Account or vote against our initial business combination, whether or not such stockholder has already submitted a proxy with respect to the Extension Amendment Proposal and the Adjournment Proposal but only if such shares have not already been voted at the stockholder meeting related to the Extension Amendment Proposal and the Adjournment Proposal. Our Sponsor, officers, directors, advisors or their affiliates will select which stockholders to purchase shares from based on the negotiated price and number of shares and any other factors that they may deem relevant, and will only purchase shares if such purchases comply with Regulation M under the Exchange Act and the other federal securities laws.

Any purchases by our Sponsor, officers, directors and/or their affiliates who are affiliated purchasers under Rule 10b-18 under the Exchange Act will only be made to the extent such purchases are able to be made in compliance with Rule 10b-18, which is a safe harbor from liability for manipulation under Section 9(a)(2) and Rule 10b-5 of the Exchange Act. Rule 10b-18 has certain technical requirements that must be complied with in order for the safe harbor to be available to the purchaser. Our Sponsor, officers, directors and/or their affiliates will not make purchases of common stock if the purchases would violate Section 9(a)(2) or Rule 10b-5 of the Exchange Act. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchases are subject to such reporting requirements.

Q:     What vote is required to adopt the Extension Amendment Proposal?

A:     The approval of the Extension Amendment Proposal requires the affirmative vote (in person online or by proxy) of holders of at least 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against this proposal.

Q:     What vote is required to approve the Adjournment Proposal?

A:     The approval of the Adjournment Proposal requires the affirmative vote (in person online or by proxy) of the holders of a majority of the shares of common stock entitled to vote and actually cast thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of any vote on these proposals.

Q:     What if I do not want to vote “FOR” the Extension Amendment Proposal?

A:     If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal.

Broker non-votes, abstentions or the failure to vote on the Extension Amendment Proposal will have the same effect as votes “AGAINST” the Extension Amendment Proposal.

Q:     What happens if the Extension Amendment Proposal is not approved?

A:     Our board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by May 23, 2021, as contemplated by our IPO prospectus and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B common stock, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the Class B common stock.

Q:     If the Extension Amendment Proposal is approved, what happens next?

A:     We will continue our efforts to consummate the Celularity Business Combination.

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Charter that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our units, public shares and warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor, our directors and our officers as a result of their ownership of the Class B common stock.

If the Extension Amendment Proposal is approved but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called special meeting, such later date), we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B common stock, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the Class B common stock.

Notwithstanding the foregoing, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, and the consequences will be the same as if the Extension Amendment Proposal was not approved, as described above.

Q:     What happens to the Company warrants if the Extension Amendment Proposal is not approved?

A:     If the Extension Amendment Proposal is not approved and we have not consummated a business combination by May 23, 2021, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B common stock, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the Class B common stock.

Q:     What happens to the Company warrants if the Extension Amendment Proposal is approved?

A:     If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable on the later of 30 days after the completion of an initial business combination or 12 months from the consummation of our IPO at an exercise price of $11.50 per share, provided we have an effective registration statement under the U.S. Securities Act of 1933, as amended (the “Securities Act”) covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available. Notwithstanding the foregoing, if a registration statement covering the common shares issuable upon the exercise of the public warrants is not effective within 90 days from the consummation of an initial business combination, the holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise the public warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. If an exemption from registration is not available, holders will not be able to exercise their public warrants on a cashless basis. The public warrants will expire five years from the consummation of a business combination or earlier upon redemption or liquidation.

The Company may call the public warrants for redemption (excluding the private placement warrants), in whole and not in part, at a price of $0.01 per warrant:

•        at any time while the public warrants are exercisable,

•        upon not less than 30 days’ prior written notice of redemption to each public warrant holder,

•        if, and only if, there is a current registration statement in effect with respect to the issuance of the common stock underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing

The private placement warrants are identical to the public warrants underlying the units sold in the IPO, except that the private placement warrants and the common shares issuable upon the exercise of the private placement warrants will not be transferable, assignable or salable until after the completion of an initial business combination, subject to certain limited exceptions. Additionally, the private placement warrants will be exercisable on a cashless basis and will be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the private placement warrants are held by someone other than the initial purchasers or their permitted transferees, the private placement warrants will be redeemable by the Company and exercisable by such holders on the same basis as the public warrants.

The exercise price and number of shares of Class A common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend, or recapitalization, reorganization, merger or consolidation. In addition, if (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of its initial business combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Class B common stock held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Company’s initial business combination on the date of the consummation of such initial business combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its initial business combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

Additionally, in no event will the Company be required to net cash settle the public warrants. If the Company is unable to complete a business combination prior to May 23, 2021 and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless. If the Company calls the public warrants for redemption, management will have the option to require all holders that wish to exercise the public warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of common shares issuable upon exercise of the public warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. If the Company is unable to complete an initial business combination prior to May 23, 2021 and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless.

Q:     If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:     Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination, including the Celularity Business Combination, if applicable, subject to any limitations set forth in our Charter.

Q:     May I change my vote after I have mailed my signed proxy card?

Yes. You may change your vote by sending a later-dated, signed proxy card to the Company’s Secretary at the address listed below prior to the vote at the Special Meeting, or attend the Special Meeting and vote in person online. You also may revoke your proxy by sending a notice of revocation to the Company’s Secretary, provided such revocation is received prior to the vote at the Special Meeting. If your shares are held in street name by a broker or other nominee, you must contact the broker or nominee to change your vote.

Q:     What happens if I sell my shares of Class A common stock before the Special Meeting?

A:     The record date for the Special Meeting will be earlier than the date that the Celularity Business Combination is expected to be completed. If you transfer your shares of Class A common stock after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. However, you will not be entitled to any redemption rights with respect to such shares of Class A common stock.

Q:     If my shares are held in “street name,” will my broker automatically vote them for me?

A:     No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:     What is a Quorum requirement?

A:     A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the common stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Special Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting.

Q:     Who can vote at the Special Meeting?

A:     Only holders of record of our common stock at the close of business on March 23, 2021 are entitled to have their vote counted at the Special Meeting and any adjournments thereof. On this record date, 35,937,500 common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:     How many votes do I have at the Special Meeting?

A:     The Company’s stockholders are entitled to one vote at the Special Meeting for each share of Class A common stock or Class B common stock held of record as of the record date. As of the close of business on the record date, there were 28,750,000 shares of Class A common stock outstanding and 7,187,500 shares of Class B common stock outstanding.

Q:     Does the board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of these proposals, our board has determined that the Extension Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The board recommends that our stockholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.

Q:     What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:     The board and the Company’s executive officers may have interests in the Extension Amendment Proposal that are different from, in addition to or in conflict with, yours. These interests include ownership of Class B common stock and warrants that would become worthless if the Company does not complete an initial business combination within the applicable time period and the possibility of future compensatory arrangements. See the section entitled “Interests of our Sponsor, Directors and Officers”.

Q:     Do I have appraisal rights if I object to the Extension Amendment Proposal?

A:     No. There are no appraisal rights available to holders of shares of common stock or warrants in connection with the Extension Amendment Proposal.

Q:     What do I need to do now?

A:     You are urged to carefully read and consider the information contained in this proxy statement, including the annexes attached hereto, and to consider how the Extension Amendment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:     How do I vote?

A:     If you were a holder of record of common stock on March 23, 2021, the record date for the Special Meeting, you may vote with respect to the applicable proposals in person online at the Special Meeting or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you choose to participate in the Special Meeting, you can vote your shares electronically during the Special Meeting via live webcast by visiting https://www.cstproxy.com/gxacquisitioncorp/ex2021. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.

If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting in person online. However, since you are not the stockholder of record, you may not vote your shares in person online at the Special Meeting unless you first request and obtain a valid legal proxy from your broker or other agent. You must then e-mail a copy (a legible photograph is sufficient) of your legal proxy to CST at proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the Special Meeting. Beneficial owners who wish to attend the Special Meeting in person online should contact CST no later than May 10, 2021 to obtain this information.

Q:     What will happen if I abstain from voting or fail to vote at the Special Meeting?

A:     At the Special Meeting, the Company will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, an abstention or failure to vote will have the same effect as a vote against the Extension Amendment, and will have no effect on any of the other proposals.

Q:     What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:     Signed and dated proxies received by the Company without an indication of how the stockholder intends to vote on a proposal will be voted in favor of each proposal presented to the stockholders.

Q:     How can I attend the Special Meeting?

A:     You may attend the Special Meeting and vote your shares in person online during the Special Meeting via live webcast by visiting https://www.cstproxy.com/gxacquisitioncorp/ex2021. As a registered stockholder, you received a proxy card from CST, which contains instructions on how to attend the Special Meeting in person online, including the URL address, along with your 12-digit meeting control number. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. If you do not have your 12-digit meeting control number, contact CST at 917-262-2373 or e-mail CST at proxy@continentalstock.com. Please note that you will not be able to physically attend the Special Meeting in person, but may attend the Special Meeting in person online by following the instructions below.

You can pre-register to attend the Special Meeting in person online. Enter the URL address into your browser, and enter your 12-digit meeting control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. Prior to or at the start of the Special Meeting you will need to re-log in using your 12-digit meeting control number and will also be prompted to enter your 12-digit meeting control number if you vote in person online during the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.

If your shares are held in “street name”, you may attend the Special Meeting. You will need to contact CST at the number or email address above, to receive a 12-digit meeting control number and gain access to the Special Meeting or otherwise contact your broker, bank, or other nominee as soon as possible, to do so. Please allow up to 72 hours prior to the Special Meeting for processing your 12-digit meeting control number.

If you do not have Internet capabilities, you can listen only to the Special Meeting by dialing 1 888-965-8995 (toll-free) if within the U.S. or Canada, or +1 415-655-0243 (standard rates apply) if outside of the U.S. and Canada, when prompted enter the pin 27894385#. This is listen only, you will not be able to vote or enter questions during the Special Meeting.

Q:     Do I need to attend the Special Meeting in person online to vote my shares?

A:     No. You are invited to attend the Special Meeting in person online to vote on the proposals described in this proxy statement. However, you do not need to attend the Special Meeting in person online to vote your shares. Instead, you may submit your proxy by signing, dating and returning the applicable enclosed proxy card(s) in the pre-addressed postage-paid envelope. Your vote is important. The Company encourages you to vote as soon as possible after carefully reading this proxy statement.

Q:     If I am not going to attend the Special Meeting in person online, should I return my proxy card instead?

A:     Yes. After carefully reading and considering the information contained in this proxy statement, please submit your proxy, as applicable, by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:     If my shares are held in “street name”, will my broker, bank or nominee automatically vote my shares for me?

A:     No. If your broker holds your shares in its name and you do not give the broker voting instructions, under the applicable stock exchange rules, your broker may not vote your shares on any of the proposals. If you do not give your broker voting instructions and the broker does not vote your shares, this is referred to as a “broker non-vote”. Broker non-votes will not be counted for purposes of determining the presence of a quorum at the Special Meeting. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. However, in no event will a broker non-vote have the effect of exercising your redemption rights for a pro rata portion of the Trust Account, and therefore no shares as to which a broker non-vote occurs will be redeemed in connection with the proposed the Extension Amendment.

Q:     Will how I vote affect my ability to exercise redemption rights?

A:     No. You may exercise your redemption rights whether you vote your public shares for or against the Extension Amendment or do not vote your shares. As a result, the Extension Amendment can be approved by stockholders who will redeem their public shares and no longer remain stockholders, leaving stockholders who choose not to redeem their public shares holding shares in a company with a less liquid trading market, fewer stockholders, less cash and the potential inability to meet the listing standards of Nasdaq.

Q:     How do I redeem my common stock?

A:     If the Extension Amendment is implemented, each public shareholder may seek to redeem such shareholder’s public shares for its pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any shareholder vote to approve a proposed business combination, including the Celularity Business Combination, if applicable, or if the Company has not consummated our initial business combination by the Extended Date.

In order to exercise your redemption rights, you must, (i) (A) hold public shares, or (B) if you hold public shares through units, elect to separate your units into the underlying public shares and warrants prior to exercising your redemption rights with respect to the public shares and (ii) prior to 5:00 p.m. Eastern time on May 12, 2021 (two business days before the Special Meeting), (A) submit a written request to the Company’s transfer agent that the Company redeem your public shares for cash and (B) deliver your stock to the Company’s transfer agent physically or electronically through The Depository Trust Company (“DTC”). The address of Continental Stock Transfer & Trust Company (“CST”), the Company’s transfer agent, is listed under the question “Who can help answer my questions?” below. The Company requests that any request for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your stock generally will be faster than delivery of physical stock certificates.

A physical stock certificate will not be needed if your stock is delivered to the Company’s transfer agent electronically. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC and the Company’s transfer agent will need to act to facilitate the request. It is the Company’s understanding that stockholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because the Company does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the vote is taken with respect to the Extension Amendment. If you delivered your shares for redemption to the Company’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the Company’s transfer agent return the shares (physically or electronically). You may make such request by contacting the Company’s transfer agent at the phone number or address listed under the question “Who can help answer my questions?”

Q:     Is there a limit on the number of shares I may redeem?

A:     A public stockholder, together with any of his or her affiliates or any other person with whom he or she is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking redemption rights with respect to 15% or more of the public shares. Accordingly, all shares in excess of 15% of the public shares owned by a holder will not be redeemed. On the other hand, a public stockholder who holds less than 15% of the public shares may redeem all of the public shares held by him or her for cash.

Q:     If I hold warrants, can I exercise redemption rights with respect to my warrants?

A:     No. There are no redemption rights with respect to the warrants.

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     What is the quorum requirement for the Special Meeting?

A:     A quorum will be present at the Special Meeting if a majority of the common stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy. In the absence of a quorum, the chairman of the meeting has the power to adjourn the Special Meeting.

As of the record date for the Special Meeting, 17,968,751 shares of common stock would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or your broker, bank or other nominee submits one on your behalf) or if you vote in person online at the Special Meeting. Abstentions will be counted towards the quorum requirement but broker non-votes will not. If there is no quorum, the chairman of the meeting may adjourn the Special Meeting to another date.

Q:     Who is paying for this proxy solicitation?

A:     The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Morrow a fee of up to $30,000, plus Morrow’s out-of-pocket expenses. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the public shares for their expenses in forwarding soliciting materials to beneficial owners of public shares and in obtaining voting instructions from those owners. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the stockholder proposals, or if you need additional copies of this proxy statement, the proxy card or the consent card you should contact our proxy solicitor at:

Morrow Sodali LLC
470 West Avenue
Stamford, Connecticut 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: GXGX.info@investor.morrowsodali.com

You may also contact the Company at:

Jay R. Bloom, Co-Chairman and Chief Executive Officer
GX Acquisition Corp.
1325 Avenue of the Americas, 25th Floor
New York, NY 10019
Tel: (212) 616-3700
Email: jay.bloom@trimarancapital.com

To obtain timely delivery, the Company’s stockholders and warrantholders must request the materials no later than five business days prior to the Special Meeting.

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

If you intend to seek redemption of your public shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to the Company’s transfer agent prior to 5:00 p.m., New York time, on the second business day prior to the Special Meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attention: Mark Zimkind
E-mail: mzimkind@continentalstock.com

FORWARD-LOOKING STATEMENTS

Certain statements included in this proxy statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding the Company, the Company’s management team’s, Celularity’s and Celularity’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intends,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Capitalized terms not explicitly defined herein but defined in the proxy statement/prospectus filed on Form S-4 with the SEC on January 25, 2021 shall have the meaning set forth in the proxy statement/prospectus, as applicable. Forward-looking statements in this proxy statement may include, for example, statements about:

•        our ability to consummate the Celularity Business Combination, or, if we do not consummate the Celularity Business Combination, any other initial business combination;

•        the inability to complete the PIPE Financing;

•        the expected benefits of the Celularity Business Combination; and

•        the financial and business performance of New Celularity.

These forward-looking statements are based on information available as of the date they were made, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

BACKGROUND

We are a blank check company formed under the laws of the State of Delaware on August 24, 2018 for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to throughout this proxy statement as our initial business combination. While we may pursue our initial business combination target in any stage of its corporate evolution or in any industry or sector, we are focusing our search on companies with favorable growth prospects and attractive returns on invested capital.

On May 23, 2019, we consummated our IPO of 28,750,000 units (which includes the full exercise by the underwriter of the over-allotment option to purchase an additional 3,750,000 units), at $10.00 per unit, generating gross proceeds of $287,500,000. Each unit consists of one share of Class A common stock and one-half of one redeemable warrant. Each public warrant entitles the holder to purchase one share of Class A common stock, at an exercise price of $11.50 per whole share. The warrants will expire five years after the completion of our initial business combination, or earlier upon redemption or liquidation.

Simultaneously with the closing of our IPO, we consummated the sale of 7,000,000 private placement warrants, at $1.00 per private placement warrant, to our Sponsor, generating gross proceeds of $7,000,000.

Transaction costs incurred in connection with our IPO amounted to $16,473,117 consisting of $5,000,000 of underwriting fees, $10,812,500 of deferred underwriting fees and $660,617 of other offering costs. The warrants were issues in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us.

Following the closing of the IPO on May 23, 2019, an amount of $287,500,000 ($10.00 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the private placement warrants was placed in a trust account (the “Trust Account”), which have been invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of an initial business combination or (ii) the distribution of the funds in the Trust Account to the Company’s shareholders, as described below. Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, direct or indirect ownership of Class B common stock and warrants that may become exercisable in the future. See the section entitled “The Special Meeting — Interests of our Sponsor, Directors and Officers”.

On January 8, 2021, the Company entered into the Merger Agreement with the Company, First Merger Sub, Second Merger Sub and Celularity, providing for the Company’s initial business combination.

On the record date of the Special Meeting, there were 35,937,500 shares of common stock outstanding, of which 28,750,000 were public shares and 7,187,500 were shares of Class B common stock. The Class B common stock carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds all 7,187,500 shares of Class B common stock, that it intends to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.

The mailing address of the Company’s principal executive office is 1325 Avenue of the Americas, 25th Floor, New York, NY 10019 and its phone number is (212) 616-3700.

U.S. FEDERAL INCOME TAX CONsiderations for
shareholders exercising redemption rights

The following discussion is a summary of the U.S. federal income tax considerations generally applicable to a U.S. holder (as defined below) of Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This discussion applies only to shares of Class A common stock held as a capital asset within the meaning of Section 1221 of the United States Internal Revenue Code of 1986 (the “Code”) (generally, property held for investment). Further, the discussion is applicable only to holders who purchased Class A common stock in the IPO.

This discussion does not address all U.S. federal income tax consequences that may be relevant to a holder’s particular circumstances, including the impact of the alternative minimum tax, or the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to holders subject to special rules, including, without limitation:

•        financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market accounting rules;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•        persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

•        persons whose functional currency is not the U.S. dollar.

If a partnership (or other pass-through entity) for U.S. federal income tax purposes is a holder of Class A common stock, the tax treatment of the partners (or other owners) of such partnership will generally depend on the status of the partners, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships (or other pass-through entities) and the partners (or other owners) in such partnerships (or such other pass-through entities) should consult their own tax advisors regarding the U.S. federal income tax consequences to them relating to the matters discussed below.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of Class A common stock who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States,

•        a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia,

•        an estate, the income of which is subject to U.S. federal income tax regardless of its source, or

•        an entity treated as a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

Also, for purposes of this discussion, a “Non-U.S. holder” is any beneficial owner of Class A common stock who or that is neither a U.S. holder nor an entity classified as a partnership for U.S. federal income tax purposes.

The following discussion is a summary only and does not discuss all aspects of U.S. federal income taxation that are associated with certain redemptions of Class A common stock. The effects of other U.S. federal tax laws, such as estate and gift tax laws and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Code, Treasury regulations promulgated thereunder, judicial decisions and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect holders to which this discussion applies and could affect the accuracy of the statements herein. The Company has not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a contrary position to that regarding the tax consequences discussed below.

THIS DISCUSSION IS NOT TAX ADVICE. INVESTORS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

U.S. Federal Income Tax Treatment of Non-Electing Stockholders

A U.S. holder who does not make the Election will continue to own his or her shares and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension Amendment Proposal.

U.S. Federal Income Tax Treatment of Electing Stockholders

If a U.S. holder’s Class A common stock is redeemed pursuant to an Election, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. If the redemption qualifies as a sale of the Class A common stock, the U.S. holder will generally be treated as described under “Gain or Loss on Redemption Treated as a Sale of Class A common stock” below. If the redemption does not qualify as a sale of the Class A common stock, the U.S. holder will generally be treated as receiving a distribution with the tax consequences described below under “Taxation of Redemption Treated as a Distribution”.

Whether a redemption qualifies for sale treatment will depend largely on whether the U.S. holder owns any of the Company’s stock following the redemption (including any stock treated as constructively owned by the U.S. holder as a result of owning warrants or by attribution from certain related individuals and entities), and if so, the total number of shares of the Company’s stock held by the U.S. holder both before and after the redemption (including any stock constructively treated as owned by the U.S. holder as a result of owning warrants or by attribution from certain related individuals and entities) relative to all of the Company’s shares outstanding both before and after the redemption. The redemption of Class A common stock will generally be treated as a sale of the Class A common stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. holder, (ii) results in a “complete termination” of the U.S. holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. holder takes into account not only stock actually owned by the U.S. holder, but also stock that is treated as constructively owned by it. A U.S. holder may be treated as constructively owning, in addition to stock actually owned by the U.S. holder, stock owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any stock that the U.S. holder has a right to acquire by exercise of an option, which would generally include Class A common stock that could be acquired pursuant to the exercise of the public warrants.

The redemption of Class A common stock will generally be “substantially disproportionate” with respect to a redeeming U.S. holder if the percentage of common stock outstanding voting shares that such U.S. holder actually or constructively owns immediately after the redemption is less than 80 percent of the percentage of the Company’s outstanding voting shares that such U.S. holder actually or constructively owned immediately before the redemption.

There will be a complete termination of such U.S. holder’s interest if either (i) all of the Class A common stock actually or constructively owned by such U.S. holder is redeemed or (ii) all of the Class A common stock actually owned by such U.S. holder is redeemed and such U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the Class A common stock owned by certain family members and such U.S. holder does not constructively own any other shares. The redemption of Class A common stock will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in such U.S. holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, a redemption will be treated as a distribution with respect to the Class A common stock. Such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent the distribution is paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Distributions in excess of any such earnings and profits will generally be applied against and reduce the U.S. holder’s basis in its other Class A common stock (but not below zero) and, to the extent in excess of such basis, will be treated as capital gain from the sale or exchange of such redeemed shares. After the application of those rules, any remaining tax basis of the U.S. holder in the Class A common stock redeemed will generally be added to the U.S. holder’s adjusted tax basis in its remaining Class A common stock, or, if it has none, to the U.S. holder’s adjusted tax basis in its warrants or possibly in other Class A common stock constructively owned by such U.S. holder.

Gain or Loss on Redemption Treated as a Sale of Class A common stock.    If the redemption qualifies as a sale of Class A common stock, a U.S. holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized in the redemption and the U.S. holder’s adjusted tax basis in its disposed of Class A common stock. The amount realized is the sum of the amount of cash and the fair market value of any property received and a U.S. holder’s adjusted tax basis in its Class A common stock will generally equal the U.S. holder’s acquisition cost.

Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the Class A common stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Class A common stock may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Taxation of Redemption Treated as a Distribution.    If the redemption does not qualify as a sale of Class A common stock, a U.S. holder will generally be treated as receiving a distribution. Such distribution will generally constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock as described under “Gain or Loss on Redemption Treated as a Sale of Class A common stock” above.

The Special Meeting

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at the Special Meeting to be held on May 14, 2021, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about April 14, 2021. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Special Meeting. In connection with the Special Meeting, we are also providing you with our Annual Report on Form 10-K for the year ended December 31, 2020.

Date, Time and Place.

The Special Meeting will be held on May 14, 2021, at 10:30 a.m., Eastern time, conducted via live webcast at the following address https://www.cstproxy.com/gxacquisitioncorp/ex2021. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person.

Purpose of the Special Meeting.

At the Special Meeting, the Company will ask the stockholders to vote in favor of the following proposals:

•        Proposal No. 1 — The Extension Amendment Proposal” — a proposal to approve the adoption of the Extension Amendment and the Extension;

•        Proposal No. 2 — The “Adjournment Proposal” — a proposal to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.

Record Date and Voting

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Class A common stock or Class B common stock at the close of business on March 23, 2021, which is the record date for the Special Meeting. You are entitled to one vote for each share of Class A common stock or Class B common stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 28,750,000 shares of Class A common stock outstanding and 7,187,500 shares of Class B common stock outstanding, of which 7,187,500 shares of Class B common stock are held by our Sponsor, officers and directors.

Our Sponsors, officers and directors intend to vote all of their shares of Class B common stock and any public shares acquired by them in favor of the Extension Amendment Proposal. The Company’s issued and outstanding warrants do not have voting rights at the Special Meeting.

Voting Your Shares

Each share of Class A common stock or Class B common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your one or more proxy cards show the number of shares of common stock that you own.

If you are a holder of record, there are two ways to vote your shares of common stock at the Special Meeting:

•        You can vote by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the applicable special meeting(s). If you vote by proxy card, your “proxy”, whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of common stock will be voted as recommended by the board. With respect to proposals for the Special Meeting, that means: “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

•        You can attend the Special Meeting and vote in person online. You will be given a ballot when you arrive. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your shares of common stock, you may call Morrow, our proxy solicitor, at (800) 662-5200 (toll free) or banks and brokers can call collect at (203) 658-9400.

Quorum and Vote Required for the Proposals

A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the common stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy. Abstentions will count as present for the purpose of establishing a quorum. Broker non-votes will not be counted for the purpose of determining the existence of a quorum.

The approval of the Extension Amendment Proposal requires the affirmative vote (in person online or by proxy) of the holders of 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against these proposals.

The approval of the Adjournment Proposal requires the affirmative vote (in person online or by proxy) of the holders of a majority of the shares of common stock entitled to vote and actually cast thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of any vote on these proposals.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by May 23, 2021, as contemplated by our IPO prospectus and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B common stock, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the Class B common stock.

The approval of the Extension Amendment Proposal is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market either prior to or following the Special Meeting. None of our Sponsor, directors, officers, advisors or their affiliates will make any such purchases when such parties are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. If our Sponsor, directors, officers, advisors or their affiliates engage in such transactions and disclose material nonpublic information to such sellers, they would expect to enter into non-disclosure agreements with such sellers that prohibits the further dissemination of any disclosed material nonpublic information. Although none of the Sponsor, directors, officers, advisors or their affiliates currently anticipate paying any premium purchase price for such public shares, in the event such parties do, the payment of a premium may not be in the best interest of those stockholders not receiving any such additional consideration. There is no limit on the number of shares that could be acquired by our Sponsor, directors, officers, advisors or their affiliates, or the price such parties may pay.

Although our Sponsor, directors, officers, advisors and their affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions, if those current commitments, plans or intentions change, and such transactions are effected, the consequence could be to cause the Extension Amendment Proposal and the Adjournment Proposal to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the Extension Amendment Proposal and the Adjournment Proposal and other proposals and would likely increase the chances that such proposals would be approved. If the market does not view the Extension Amendment Proposal and the Adjournment Proposal positively, purchases of public shares may have the effect of counteracting the market’s view, which would otherwise be reflected in a decline in the market price of the Company’s securities. In addition, the termination of the support provided by these purchases may materially adversely affect the market price of the Company’s securities.

As of the date of this proxy statement, no agreements with respect to the private purchase of public shares by the Company or the persons described above have been entered into with any such investor or holder. The Company will file a Current Report on Form 8-K with the SEC to disclose private arrangements entered into or significant private purchases made by any of the aforementioned persons that would affect the vote on the Extension Amendment Proposal and the Adjournment Proposal.

Abstentions and Broker Non-Votes

Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. The Company believes the proposals presented to its stockholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker or nominee is not voting your shares is referred to as a “broker non-vote”.

Abstentions will be counted for purposes of determining the presence of a quorum at the Special Meeting but broker non-votes will not. For purposes of approval, an abstention or failure to vote will have the same effect as a vote against the Extension Amendment Proposal and will have no effect on the Adjournment Proposal.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Special Meeting or at such meeting by doing any one of the following:

•        you may send another signed proxy card with a later date, to Jay R. Bloom, the Company’s Co-Chairman and Chief Executive Officer at c/o GX Acquisition Corp., 1325 Avenue of the Americas, 25th Floor, New York, NY 10019 before the Special Meeting that you have revoked your proxy;

•        you may send a notice of revocation to Jay R. Bloom, the Company’s Co-Chairman and Chief Executive Officer at c/o GX Acquisition Corp., 1325 Avenue of the Americas, 25th Floor, New York, NY 10019 before the Special Meeting that you have revoked your proxy; or

•        you may attend the Special Meeting, revoke your proxy and vote in person online, as indicated above.

Appraisal or Dissenters’ Rights

No appraisal or dissenters’ rights are available to holders of shares of common stock or warrants in connection with the Extension Amendment Proposal or the Adjournment Proposal.

Solicitation of Proxies

The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Morrow a fee of up to $30,000, plus Morrow’s out-of-pocket expenses. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the public shares for their expenses in forwarding soliciting materials to beneficial owners of public shares and in obtaining voting instructions from those owners. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Stock Ownership

As of the record date, our Sponsor, officers and directors beneficially own an aggregate of approximately 20% of the outstanding shares of common stock. Our Sponsor, officers and directors intend to vote all of their shares of Class B common stock and any public shares acquired by them in favor of the Extension Amendment Proposal and the Adjournment Proposal.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, the interests listed below:

•        the beneficial ownership of the Sponsor and certain of the Company’s directors and officers of an aggregate of 7,187,500 shares of Class B common stock and 7,000,000 private placement warrants, which shares and warrants would become worthless if the Company does not complete a business combination by May 23, 2021, which is 24 months from the closing of our IPO, or by the Extended Date if the Extension Amendment Proposal is approved by the requisite number of votes (or, if such date is further extended at a duly called Special Meeting, such later date), as our Sponsor, officers and directors have waived any redemption right with respect to these shares. The Sponsor paid an aggregate of $25,000 for its Class B common stock, and $7,000,000 for its private placement warrants, and such shares and warrants have an aggregate market value of approximately $72.16 million and $9.38 million, respectively, based on the closing price of Class A common stock of $10.04 and Public Warrants of $1.34 on Nasdaq on March 23, 2021, the record date for the Special Meeting. Each of our officers and directors is a member of the Sponsor. Cooper Road, LLC (an entity controlled by Jay R. Bloom) and Dean C. Kehler, are the managing members of the Sponsor, and as such Messrs. Bloom and Kehler have voting and investment discretion with respect to the common stock and warrants held of record by the Sponsor;

•        the fact that our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination, including through the date of the special meeting to vote on a proposed business combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post-business combination board of directors determines to pay to its directors and officers if they continue as directors and officers following such initial business combination. The Company currently expects that Messrs. Bloom, Kehler and Mazur will serve as directors of the combined entity (“New Celularity”) following the consummation of the Celularity Business Combination, if the Celularity Business Combination is consummated;

•        the fact that our Sponsor, officers and directors have agreed not to redeem any of their shares in connection with a stockholder vote to approve the Celularity Business Combination or in connection with a stockholder vote to approve the Extension Amendment Proposal;

•        the fact that, commencing on May 20, 2019, we have agreed to pay Trimaran Holdings, Inc., an affiliate of our Sponsor, a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. If the Extension Amendment Proposal is approved, we may continue to pay Trimaran Holdings, Inc. the $10,000 per month for a longer period than we would otherwise be required to pay;

•        the fact that our Sponsor, officers and directors will be reimbursed for out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations; and

•        the fact that our Sponsor, officers and directors will lose their entire investment in us if our initial business combination is not completed.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our board has approved and declared advisable adoption of the Extension Amendment Proposal, and recommends that you vote “FOR” such proposal.

Our Charter provides that we have until May 23, 2021 to complete our initial business combination under its terms. Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before May 23, 2021, we will provide our public stockholders with the opportunity to redeem all or a portion of their common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding public shares. We believe that this provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Charter.

We believe that it is in the best interests of our stockholders to extend the date that we have to consummate a business combination to the Extended Date in order to allow our stockholders to evaluate the Celularity Business Combination and for us to be able to potentially consummate the Celularity Business Combination.

After careful consideration of all relevant factors, our board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

THE EXTENSION AMENDMENT PROPOSAL

The Extension Amendment Proposal

We are proposing to amend our Charter to extend the date by which we have to consummate a business combination to the Extended Date.

The approval of the Extension Amendment Proposal is essential to the implementation of our board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) consummate the Celularity Business Combination.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by May 23, 2021, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B common stock, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the Class B common stock.

The purpose of the Extension Amendment is to allow us more time to complete the proposed Celularity Business Combination in case such additional time is needed. The Charter provides that we have until May 23, 2021 to complete our initial business combination. While we have entered into the Merger Agreement to effect the Celularity Business Combination, our board currently believes that there may not be sufficient time before May 23, 2021 to hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with the Celularity Business Combination and to consummate the closing of the Celularity Business Combination. Accordingly, our board believes that in order for our stockholders to evaluate the Celularity Business Combination and for us to be able to potentially consummate the Celularity Business Combination, we may need to obtain the Extension. However, if we are able to consummate the Celularity Business Combination before the Special Meeting, we will not hold the Special Meeting.

A copy of the proposed amendments to the Charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before May 23, 2021, we will provide our public stockholders with the opportunity to redeem all or a portion of their common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding public shares. We believe that this provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Charter.

Our board believes, however, that stockholders should have an opportunity to evaluate the Celularity Business Combination, and if approved by our stockholders, the Company should have an opportunity to consummate the Celularity Business Combination. Accordingly, our board is proposing the Extension Amendment to extend the date by which we have to complete our initial business combination until the Extended Date and to allow for the Election. The Extension would give us the opportunity to hold a stockholder vote for the approval of the Celularity Business Combination, and if approved by our stockholders, consummate the Celularity Business Combination. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future, including the Celularity Business Combination, if applicable, and the right to redeem your public shares in connection with such initial business combination.

If the Extension Amendment Proposal Is Not Approved

The approval of the Extension Amendment Proposal is essential to the implementation of our board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) consummate the Celularity Business Combination.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by May 23, 2021, as contemplated by our IPO prospectus and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B common stock, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the Class B common stock.

If the Extension Amendment Proposal is Approved

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Charter that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares and warrants will remain publicly traded.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $291.8 million that was in the Trust Account as of February 28, 2021. In such event, we may need to obtain additional funds to complete the Celularity Business Combination or any other initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is approved but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called special meeting, such later date), we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B common stock, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the Class B common stock.

Notwithstanding the foregoing, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, and the consequences will be the same as if the Extension Amendment Proposal was not approved, as described above.

Redemption Rights

If the Extension Amendment is implemented, each public shareholder may seek to redeem such shareholder’s public shares for its pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any shareholder vote to approve a proposed business combination, including the Celularity Business Combination, if applicable, or if the Company has not consummated our initial business combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern time, on May 12, 2021 (two business days before the Special Meeting), both:

•        submit a request in writing that the Company redeem your public shares for cash to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attention: Mark Zimkind
E-mail: mzimkind@continentalstock.com

and

•        deliver your public shares either physically or electronically through DTC to the Company’s transfer agent. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent. It is the Company’s understanding that stockholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, the Company does not have any control over this process and it may take longer than one week. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the vote is taken with respect to the Extension Amendment Proposal. If you delivered your shares for redemption to the Company’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the Company’s transfer agent return the shares (physically or electronically). You may make such request by contacting the Company’s transfer agent at the phone number or address listed above.

Each redemption of public shares by the public stockholders will decrease the amount in the Trust Account. In no event, however, will the Company redeem public shares in an amount that would cause its net tangible assets to be less than $5,000,001 upon completion of the initial business combination.

Prior to exercising redemption rights, stockholders should verify the market price of their public shares as they may receive higher proceeds from the sale of their public shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure you that you will be able to sell your public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the public shares when you wish to sell your shares.

If you exercise your redemption rights, your public shares will cease to be outstanding immediately prior to the Extension and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less taxes payable. You will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption.

If the Extension Amendment Proposal is not approved and the Company does not consummate our initial business combination by May 23, 2021 or obtain the approval of the Company stockholders to extend the deadline for the Company to consummate our initial business combination, it will be required to dissolve and liquidate and the warrants will expire worthless.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public share from the units.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will our board adjourn the Special Meeting beyond May 23, 2021.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s stockholders, the board may not be able to adjourn the Special Meeting to a later date in the event that, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve one or more of the proposals presented at the Special Meeting.

Vote Required for Approval.

Adoption of the Adjournment Proposal is not conditioned upon the adoption of any of the other proposals.

The Adjournment Proposal will be approved and adopted if the holders of a majority of the shares of common stock represented (in person online or by proxy) and voted thereon at the Special Meeting vote “FOR” the Adjournment Proposal. Failure to vote by proxy or to vote in person online at the Special Meeting or an abstention from voting will have no effect on the outcome of the vote on the Adjournment Proposal.

Recommendation of the Board

THE COMPANY’S BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the common stock as of March 1, 2021 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our common stock;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

At any time prior to the Special Meeting, during a period when they are not then aware of any material nonpublic information regarding the Company or its securities, the Sponsor, the Company’s directors and officers and/or their affiliates may enter into a written plan to purchase the Company’s securities pursuant to Rule 10b5-1 of the Exchange Act, and may engage in other public market purchases, as well as private purchases, of securities.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

As of the record date, there were a total of 35,937,500 shares of common stock outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of shares of Class A common stock	%	Number of shares of Class B common stock(2)%
Directors and Executive Officers:
Jay R. Bloom(3)	—	—	7,187,500	100%
Dean C. Kehler(3)	—	—	7,187,500	100%
Michael G. Maselli(4)	—	—	—	—
Andrea J. Kellett(4)	—	—	—	—
Hillel Weinberger(4)	—	—	—	—
Marc Mazur(4)	—	—	—	—
Paul S. Levy(4)	—	—	—	—
All Directors and Executive Officers as a Group (7 Individuals)	—	—	7,187,500	100%

Five Percent Holders:
GX Sponsor LLC (the Sponsor)(3)	—	—%	7,187,500	100%
BlueCrest Capital Management Limited(5)	1,826,673	6.35%	—	—
Magnetar Financial LLC(6)	1,500,000	5.22%	—	—
HGC Investment Management Inc.(7)	1,702,500	5.92%	—	—
AQR Capital Management, LLC(8)	1,398,800	4.87%	—	—

____________

*        Less than one percent

(1)      Unless otherwise noted, the business address of the Sponsor and each of the directors and executive officers of the Company is c/o GX Acquisition Corp., 1325 Avenue of the Americas, 25th Floor, New York, New York 10019.

(2)      Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment.

(3)      GX Sponsor LLC, our Sponsor, is the record holder of such shares. Cooper Road, LLC (an entity controlled by Jay R. Bloom) and Dean C. Kehler are the managing members of our Sponsor, and as such Messrs. Bloom and Kehler have voting and investment discretion with respect to the common stock held of record by our Sponsor and may be deemed to have shared beneficial ownership of the common stock held directly by our Sponsor. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)      Each of these individuals hold an interest in our Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(5)       Pursuant to a Schedule 13G filed by BlueCrest Capital Management Limited (“BlueCrest”) and Michael Platt with the SEC on January 15, 2021. BlueCrest, a company incorporated under the laws of Jersey, Channel Islands, serves as investment advisor to Millais Limited, a Cayman Islands exempted company (“Millais”), with respect to the such shares which are directly held for the account of Millais. As of January 6, 2021, BlueCrest and Mr. Platt share voting and dispositive power over 1,826,673 shares held for the account of Millais. The business address of BlueCrest and Mr. Platt is Ground Floor, Harbour Reach, La Rue de Carteret, St Helier, Jersey, Channel Islands, JE2 4H.

(6)      Pursuant to a Schedule 13G filed by such persons as a group with the SEC on February 13, 2020, as of December 31, 2019, each of Magnetar Financial, Magnetar Capital Partners, Supernova Management and Mr. Litowitz share voting and dispositive power over 1,500,000 shares. The amount consists of (A) 585,000 shares held for the account of Magnetar Constellation Master Fund, Ltd; (B) 30,000 shares held for the account of Magnetar Capital Master Fund Ltd; and (C) 375,000 shares held for the account of Magnetar Xing He Master Fund Ltd; (D) 180,000 shares held for the account of Magnetar Constellation Fund II, Ltd; (E) 135,000 shares held for the account of Magnetar SC Fund Ltd; and (F) 195,000 shares held of the account of Magnetar Structured Credit Fund, LP. The shares held by the Magnetar Funds represent approximately 5.22% of the total number of shares outstanding (calculated pursuant to Rule 13d-3(d)(1)(i)) of the outstanding shares of GX Acquisition Corp.). The address of the principal business office of each of Magnetar Financial, Magnetar Capital Partners, Supernova Management, and Mr. Litowitz is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(7)      Pursuant to a Schedule 13G filed by HGC Investment Management Inc. (“HGC”) with the SEC on February 14, 2020, serves as the investment manager to HGC Arbitrage Fund LP, an Ontario limited partnership (the “Fund”), with respect to such shares held by HGC on behalf of the Fund, reflecting sole voting and dispositive power of 1,702,500 shares. The principal business office of each of the above entities is 366 Adelaide, Suite 601, Toronto, Ontario M5V 1R9.

(8)      Pursuant to a Schedule 13G filed by AQR Capital Management, LLC with the SEC on February 14, 2020, AQR Capital Management, LLC is a wholly owned subsidiary of AQR Capital Management Holdings, LLC. CNH Partners, LLC is deemed to be controlled by AQR Capital Management, LLC. AQR Capital Management, LLC, AQR Capital Management Holdings, LLC and CNH Partners, LLC hold joint and dispositive power of 1,398,800 shares. AQR Capital Management, LLC, and CNH Partners, LLC act as investment manager to AQR Absolute Return Master Account, L.P. AQR Principal Global Asset Allocation, LLC is the general partner of AQR Absolute Return Master Account, L.P. AQR Absolute Return Master Account, L.P. and AQR Principal Global Asset Allocation, LLC hold joint and dispositive power of 998,800 shares. The principal business office of each of the entities named herein is 2 Greenwich Plaza, Greenwich, CT 06830.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our board is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the notice of Special Meeting to stockholders may be transacted at the Special Meeting.

FUTURE STOCKHOLDER PROPOSALS

If the Extension Amendment is approved, we anticipate that the 2021 annual meeting of stockholders will be held no later than December 31, 2021. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2021 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our bylaws. Such proposals must be received by New Celularity at its offices at 170 Park Avenue, Florham Park, New Jersey 07932, within a reasonable time before New Celularity begins to print and send its proxy materials for the meeting.

In addition, if the Celularity Business Combination is consummated, the amended and restated bylaws, which will be effective upon the consummation of the Celularity Business Combination, provide notice procedures for stockholders to propose business or nominate a person as a director to be considered by stockholders at a meeting. To be timely, a stockholder’s notice must be received by the Secretary of New Celularity at the principal executive offices of New Celularity not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that (i) the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder, to be timely, must be so received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, if later than the 90th day prior to such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by New Celularity or (ii) New Celularity did not have an annual meeting in the preceding year, notice by the stockholder, to be timely, must be so received not later than the 10th day following the day on which public announcement of the date of such meeting is first made. The chairperson of the New Celularity board may refuse to acknowledge the introduction of any stockholder proposal or nomination not made in compliance with the foregoing procedures.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by May 23, 2021, we do not expect to hold any future annual meetings.

Stockholder Communications

Stockholders and interested parties may communicate with our board, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of 1325 Avenue of the Americas, 25th Floor, New York, NY 10019.

Transfer Agent; Warrant Agent and Registrar

The registrar and transfer agent for the shares of common stock and the warrant agent for warrants is Continental Stock Transfer & Trust Company. The Company has agreed to indemnify Continental Stock Transfer & Trust Company in its roles as transfer agent and warrant agent against all liabilities, including judgments, costs and reasonable counsel fees that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence, willful misconduct or bad faith of the indemnified person or entity.

Delivery of Documents to Stockholders

Pursuant to the rules of the SEC, the Company and servicers that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this proxy statement and the accompanying Annual Report on Form 10-K for the year ended December 31, 2020. Upon written or oral request, we will deliver a separate copy of this proxy statement and the accompanying Annual Report on Form 10-K for the year ended December 31, 2020 to any stockholder at a shared address to which a single copy of this proxy statement as well as the accompanying Annual Report on Form 10-K for the year ended December 31, 2020 was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of this proxy statement as well as the accompanying Annual Report on Form 10-K for the year ended December 31, 2020 may likewise request delivery of single copies of this proxy statement as well as the accompanying Annual Report on Form 10-K for the year ended December 31, 2020 in the future. Stockholders may notify us of their requests by calling or writing at our principal executive offices at (212) 616-3700 and 1325 Avenue of the Americas, 25th Floor, New York, NY 10019.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this proxy statement as well as the accompanying Annual Report on Form 10-K for the year ended December 31, 2020, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact us by telephone or in writing:

Jay R. Bloom, Co-Chairman and Chief Executive Officer
GX Acquisition Corp.
1325 Avenue of the Americas, 25th Floor
New York, NY 10019
Tel: (212) 616-3700
Email: jay.bloom@trimarancapital.com

You may also obtain these documents by requesting them in writing or by telephone from our proxy solicitor at:

Morrow Sodali LLC
470 West Avenue
Stamford, Connecticut 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: GXGX.info@investor.morrowsodali.com

If you are a stockholder of the Company and would like to request documents, please do so by May 10, 2021 to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

All information contained or incorporated by reference in this proxy statement, as well as the accompanying Annual Report on Form 10-K for the year ended December 31, 2020, relating to the Company has been supplied by the Company, and all such information relating to Celularity has been supplied by Celularity. Information provided by either the Company or Celularity does not constitute any representation, estimate or projection of any other party.

The Company has not authorized anyone to give any information or make any representation about the proposals or the Company that is different from, or in addition to, that contained in this proxy statement or in any of the materials that have been incorporated in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this proxy statement or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this proxy statement does not extend to you. The information contained in this proxy statement speaks only as of the date of this proxy statement unless the information specifically indicates that another date applies.

Morrow Sodali LLC
470 West Avenue, 3rd Floor
Stamford, Connecticut 06902
Stockholders, please call toll free: (800) 662-5200
Banks and Brokerage Firms, please call collect: (203) 658-9400
Email: GXGX.info@morrowsodali.com

You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at GX Acquisition Corp., 1325 Avenue of the Americas, 25th Floor, New York, NY 10019.

If you are a stockholder of the Company and would like to request documents, please do so by May 10, 2021 in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
GX ACQUISITION CORP.

                 , 2021

GX Acquisition Corp., (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is “GX Acquisition Corp.”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 24, 2018 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation, which both amended and restated the provisions of the Original Certificate, was filed in the office of the Secretary of State of the State of Delaware on May 20, 2019 (the “Amended and Restated Certificate of Incorporation”).

2.      This amendment (the “Amendment”) to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.      This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.      The text of Section 9.1(b) of Article IX is hereby amended by deleting the following words:

“within 24 months from the date of the closing of the Offering”

and replacing them with the words:

“by July 31, 2021”;

5.      The text of Section 9.2(d) of Article IX is hereby amended by deleting the following words:

“the Corporation has not consummated an initial Business Combination within 24 months from the closing of the Offering shall:”

and replacing it with the following:

“the Corporation has not consummated an initial Business Combination by July 31, 2021, the Corporation shall:”; and

6.      The text of Section 9.7 of Article IX is hereby amended by deleting the follow words:

“within 24 months from the date of the closing of the Offering”

and replacing them with the words:

“by July 31, 2021”.

IN WITNESS WHEREOF, GX Acquisition Corp. has caused this Amendment to be duly executed in its name and on its behalf by an authorized officer as of this      day of           , 2021.

GX ACQUISITION CORP.
By:
Name: Dean C. Kehler
Title: Co-Chairman and Chief Executive Officer

Annex A-1

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS OF GX ACQUISITION CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Jay R. Bloom, Dean C. Kehler or the Chairperson of the special meeting (together, the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote the shares that the undersigned is entitled to vote (the “Shares”) at the special meeting (the “Special Meeting”) of stockholders of GX Acquisition Corp. (the “Company”) to be held on May 14, 2021 at 10:30 AM, Eastern time, virtually by means of the internet at https://www.cstproxy.com/gxacquisitioncorp/ex2021 and at any adjournments and/or postponements thereof. The Shares shall be voted as indicated with respect to the proposals listed below hereof and in the Proxies’ discretion on such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof. The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting. The Special Meeting can be accessed by visiting https://www.cstproxy.com/gxacquisitioncorp/ex2021, where the undersigned will be able to listen to the meeting live and vote during the meeting. Additionally, the undersigned has the option to listen only to the Special Meeting by dialing 1 888-965-8995 (toll-free within the U.S. and Canada) or +1 415-655-0243 (outside of the U.S. and Canada, standard rates apply). The passcode for telephone access is 27894385#, but please note that the undersigned cannot vote or ask questions if the undersigned chooses to participate telephonically. Please note that the undersigned will only be able to access the Special Meeting by means of remote communication. The undersigned will need the control number located on this proxy card to join the Special Meeting via the virtual meeting platform. If there is no control number attached to this proxy card or there are any questions regarding the Special Meeting and how to access it, please contact the Continental Stock Transfer & Trust Company, the Transfer Agent. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NOS. 1 AND 2. TO ATTEND THE VIRTUAL MEETING, YOU MUST HAVE THE CONTROL NUMBER THAT IS LOCATED ON THE REVERSE SIDE OF THIS FORM. The notice and proxy statement are available at https://www.cstproxy.com/gxacquisitioncorp/ex2021. The proxy statement contains important information regarding each of the proposals listed below. You are encouraged to read the proxy statement carefully. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

GX ACQUISITION CORP. – THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NOS. 1 AND 2. Please mark vote as indicated in this example (1) The Extension Amendment Proposal – to consider and vote upon a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) effectuate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination and (3) redeem 100% of the Company’s Class A common stock (“Class A common stock”) included as part of the units sold in the Company’s initial public offering that was consummated on May 23, 2019 (the “IPO”), from May 23, 2021 to July 31, 2021 (the “Extension” and such date, the “Extended Date”); and FOR AGAINST ABSTAIN (2) The Adjournment Proposal – to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote (the “Adjournment Proposal”). Date: , 2021 (Signature) (Signature if held Jointly) When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.